THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


ACCESSOR FUNDS, INC.                    THE   UNDERSIGNED   HEREBY  APPOINTS  J.
SMALL CAP PORTFOLIO                     ANTHONY WHATLEY III AND LINDA V. WHATLEY
PROXY FOR A SPECIAL MEETING OF          PROXIES  OF THE  UNDERSIGNED,  WITH FULL
SHAREHOLDERS TO BE HELD ON              POWER  OF  SUBSTITUTION,   TO  VOTE  ALL
April 27, 1998                          SHARES  OF  COMMON   STOCK  OF  ACCESSOR
                                        FUNDS,  INC.  (THE "FUND")  SMALL TO MID
                                        CAP  PORTFOLIO  HELD  OF  RECORD  BY THE
                                        UNDERSIGNED,     AUTHORIZED     TO    BE
                                        REPRESENTED   BY  PROXY  AND  WHICH  THE
                                        UNDERSIGNED  IS  ENTITLED TO VOTE AT THE
                                        SPECIAL  MEETING OF  SHAREHOLDERS OF THE
                                        FUND  TO BE HELD  AT  1420  5TH  AVENUE,
                                        SUITE 3130, SEATTLE, WASHINGTON 98101 AT
                                        10:00 A.M. PACIFIC STANDARD TIME, OR ANY
                                        ADJOURNMENTS OR  POSTPONEMENTS  THEREOF,
                                        WITH  ALL  THE  POWERS  THE  UNDERSIGNED
                                        WOULD HAVE IF PERSONALLY  PRESENT ON THE
                                        FOLLOWING MATTERS:

FOR  AGAINST ABSTAIN  1.to approve or disapprove a New Money Manager  Agreement
                        among  Accessor   Funds,   Inc.,   Bennington   Capital
|_|     |_|     |_|     Management  L.P. and Symphony  Asset  Management,   LLC
                        that changes the fee structure of the Money Manager Fee
FOR  AGAINST ABSTAIN    paid to Symphony Asset Management, LLC.

|-|     |-|     |-|   2.to  transact  such other  business  as may be  properly
                        brought before the Meeting or any adjournments thereof


                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED 'FOR' THE APPROVAL OF THE MONEY MANAGER AGREEMENT IN ITEM 1, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY
                    MATTERS REFERRED TO IN ITEM 2. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT.

Account  No.

DATED:       , 1998          ________________________________________________

                             ________________________________________________
                             PLEASE COMPLETE, DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN, TRUSTEE OR CORPORATE OFFICER, PLEASE ADD YOUR TITLE, IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.